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                                                                    EXHIBIT 10.4

                                SECOND AMENDMENT
                             TO EMPLOYMENT AGREEMENT

          SECOND AMENDMENT, dated as of May __, 2002 (this "Amendment"), to the Employment Agreement referred to below among PATRIOT NATIONAL BANK, a national banking association with headquarters located in Stamford, Connecticut (the "BANK"), PATRIOT NATIONAL BANCORP, INC., a Connecticut corporation ("BANCORP") and CHARLES F. HOWELL of Danbury, Connecticut (the "EXECUTIVE").

                               W I T N E S S E T H

          WHEREAS, Bank, Bancorp and the Executive are parties to that certain Employment Agreement, dated as of October 23, 2000, as amended pursuant to that certain First Amendment to Employment Agreement dated, as of March 21, 2001 (as amended, the "EMPLOYMENT AGREEMENT"); and

          WHEREAS, there is an ambiguity in the provisions of Section 3(g)(ii) of the Employment Agreement arising from the fact that a stock option plan anticipated to be adopted by Bancorp has to date never been approved by the Board of Directors and the shareholders of Bancorp, which stock option plan would have provided for a four-year vesting schedule for stock options (25% per year) in the same manner as provided for the Executive's stock grants pursuant to Section (g)(i);

          WHEREAS, the parties have agreed to amend certain terms of the Employment Agreement, in the manner, and on the terms and conditions, provided for herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

2. AMENDMENT TO SECTION 3(g)(ii) OF THE EMPLOYMENT AGREEMENT. By way of clarification, it is hereby expressly agreed that with respect to any grant of stock options provided for in Section 3(g)(ii) of the Employment Agreement, the options as to the first 25% of the shares covered by any such option grant shall vest on the succeeding December 31st (an "Initial Vesting Date") (e.g., options as to the first 25% of the shares covered by any grants on December 31, 2002 will vest on December 31, 2003) and options as to an additional 25% shall vest on each of the first, second and third anniversary dates of such Initial Vesting Date. In the event that the Board of Directors determines, in its reasonable discretion, that any of said stock options for the Executive cannot be granted, the remaining provisions of Section 3(g)(ii) shall continue to govern under such circumstances.

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3.    NO OTHER AMENDMENTS. Except as expressly amended herein, the Employment
Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as specifically provided herein, this Amendment shall not be deemed a waiver of any term or condition of the Employment Agreement and shall not be deemed to prejudice any right or rights which either party may now have or may have in the future under or in connection with the Employment Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

4. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                           PATRIOT NATIONAL BANK


                                           By: /s/ Angelo De Caro
                                               --------------------------------
                                               Name:
                                               Title:


                                           PATRIOT NATIONAL BANCORP, INC.


                                           By: /s/ Angelo De Caro
                                               --------------------------------
                                               Name:
                                               Title:


                                           /s/ Charles F. Howell
                                           ------------------------------------
                                           Charles F. Howell

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